                                                                    EXHIBIT 10.9

               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
               ------------------------------------------------

     THIS AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (the "Agreement") is dated March __, 2001, among HOLIDAY RV SUPERSTORES, INC., ("Holiday RV"), a Delaware corporation, HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC., a South Carolina corporation, HOLIDAY RV SUPERSTORES WEST, INC., a California corporation, COUNTY LINE SELECT CARS, INC., a Florida corporation, ("County Line") and HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC., a New Mexico corporation, (singularly, a "Borrower," collectively, "Borrowers"), and BANC OF AMERICA SPECIALTY FINANCE, INC., a North Carolina corporation ("Specialty") and BANK OF AMERICA, N.A., a national banking association (the "Bank") (Specialty and the Bank are collectively the "Lender").

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Borrowers and Lender and/or its affiliates are parties to the following credit facilities:

     Holiday RV executed a Floor Plan Agreement with addenda (the "Holiday RV Agreement"), Floor Plan Promissory Note, Floor Plan Security Agreement, and UCC-1 Financing Statement on or about April 15, 1998. Holiday RV executed a renewal Floor Plan Promissory Note in the original principal amount of $25,000,000.00, and an Amendment and addendum to the Holiday RV Agreement on or about February 1, 1999. A Floor Plan Participation Plan Amendment was executed on January 22, 1999 and an Amendment to the Holiday RV Agreement and Floor Plan Security Agreement were executed on November 16, 1999.

     On or about August 23, 2000, Holiday RV executed an Allonge and Amendment and addenda to the Holiday RV Agreement. On or about August 23, 2000, County Line, Holiday RV Superstores of South Carolina, Inc, Holiday RV Superstores West, Inc., Holiday RV Superstores of New Mexico, Inc., and Holiday RV Rentals/Leasing, Inc. each executed a Continuing and Unconditional Guaranty (the "Holiday RV Guaranties") and UCC-1 Financing Statements. The aforesaid documents and any other related documents, as amended, executed by any of the Borrowers prior to the date set forth above in favor of Lender are collectively called the "Existing Holiday RV Documents."

     The obligations of the Borrowers under the Existing Holiday RV Documents are secured by the Bank's first lien in, among other property, all of their presently or later acquired inventory of new and used recreational vehicles, new and used boats, and the proceeds of the foregoing inventory financed in whole or in part by Lender, including all cash, accounts, general intangibles, documents, and inventory relating thereto (the "Holiday RV Collateral").

     County Line is indebted and liable to the Fleetwood Credit Corp. ("Fleetwood") pursuant to the Wholesale Financing and Security Agreement dated August 31, 1998, as amended (the "County Line Agreement"). The County Line Agreement, in part, grants Fleetwood, an affiliate of Lender, a first lien in, among other property, all new and used recreational vehicles and the proceeds of the foregoing inventory financed in whole or in part by Lender, including

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all cash, accounts, general intangibles, documents, and inventory relating thereto (the "County Line Collateral"). County Line executed a UCC-1 Financing Statement and that document and Statement of Changes have been filed of record. On June 1, 2000, Holiday RV executed in favor of Fleetwood a General Continuing Guaranty of County Line's obligations under the County Line Agreement (the "Fleetwood Guaranty"). The foregoing documents and any other documents executed by County Line and any of the other Borrowers prior to the date set forth above are collectively called the "Existing County Line Documents."

     The Borrowers' right to receive advances under the credit facilities pursuant to the Existing Holiday RV Documents and Existing County Line Documents expired on January 31, 2001, but pursuant to a forbearance letter agreement between the Bank and Fleetwood and the Borrowers, the Borrowers were permitted to obtain limited advances as authorized thereunder through February 23, 2001.

     WHEREAS, the Borrowers have requested an amended and restated credit facility from Lender, and Lender has agreed to provide such facility on the terms set forth herein.

     WHEREAS, Lender has fully satisfied all of its obligations under the letter agreement dated December 7, 1998 regarding payment of the initiation fee (the "initiation fee") by crediting $250,000.00 to the principal amounts owed by the Borrowers to Lender under the Holiday RV Existing Documents.

     WHEREAS, the credit facility provided by Fleetwood to County Line has been assigned to Lender. A portion of the credit facility provided by the Bank to Holiday RV has been assigned to Specialty.

     WHEREAS, this Agreement is intended to amend and restate (but not novate) the Holiday RV Agreement, as it may have been amended, or the County Line Agreement, as it may have been amended.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

     1.00.  Recitals and Restatement.  The above-stated recitals are restated as
            ------------------------
if fully incorporated herein. This Agreement hereby amends, restates, and supercedes the Holiday RV Agreement and the County Line Agreement, except for the pledges made therein.

                                  DEFINITIONS
                                  -----------

     1.01.  Definitions.  All terms used herein which are defined in Article 1,
            -----------
Article 8, or Article 9 of the Florida Uniform Commercial Code (as amended from time to time, "Florida UCC") shall have the meanings given therein unless otherwise defined in this Agreement. All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires. All references to Borrowers and Lender, or to any other person herein, shall include their respective successors and assigns. The words "hereof,"

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"herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. The word "including" when used in this Agreement shall mean "including, without limitation." An Event of Default shall exist or continue or be continuing until such Event of Default is waived by Lender in writing or is cured in a manner satisfactory to Lender, if such Event of Default is capable of being cured as determined by Lender. Any accounting term used herein unless otherwise defined in this Agreement shall have the meanings customarily given to such term in accordance with GAAP. As used in this Agreement, the following terms have the respective meanings indicated below:

     "Accounts" mean accounts as described in Exhibit 1 attached hereto and as
      --------
defined in the Florida UCC.

     "Advance" means an advance made by Lender to Borrowers pursuant to Section
      -------
2.01 hereof.

     "Affiliate" means a Person that directly, or indirectly through one or more
      ---------
intermediaries, controls or is controlled by or is under common control with another Person.

     "Approved Vendor" means a manufacturer or vendor that is (a) requested by a
      ---------------
Borrower to Lender, in writing, for establishment of a direct floor plan funding arrangement under this Agreement, and (b) approved by Lender.

     "Borrowers" mean Holiday RV Superstores, Inc., Holiday RV Superstores of
      ---------
South Carolina, Inc., Holiday RV Superstores West, Inc., County Line Select Cars, Inc., and Holiday RV Superstores of New Mexico, Inc., jointly and severally; all references to Borrowers as used herein shall mean each Borrower and all of the Borrowers, individually and collectively, jointly and severally.

     "Business Day" means a day of the year on which banks are open for business
      ------------
in Tampa, Florida.

     "Cash Interest" means, calculated for Borrowers and the Subsidiaries on a
      -------------
consolidated basis, interest payments made from cash, plus amounts paid or scheduled to be paid on funded debt (including interest under this Agreement), all determined in accordance with GAAP.

     "Capital Lease" means any capital lease or sublease, as defined in
      -------------
accordance with GAAP.

     "Change in Control" means an acquisition by any person or entity of more
      -----------------
than 20% of the beneficial ownership of the voting stock of any Borrower or Subsidiary, except acquisitions consummated after receipt of Lender's prior written consent.

     "Chattel Paper" means chattel paper as described in Exhibit 1 attached
      -------------
hereto and as defined in the Florida UCC.

     "CMLTD" means calculated for Borrowers and the Subsidiaries on a
      -----
consolidated basis,
current maturities of long debt that is due and payable during the current reporting period, determined in accordance with GAAP.

     "Collateral" has the meaning set forth in Section 4.01 hereof.
      ----------

     "Committed Advance" means an unfunded approval that has been issued to an
      -----------------
Approved Vendor by Lender, pursuant to which Lender commits to fund a Borrower's obligations under a purchase order submitted by a Borrower to such Approved Vendor.

     "Commitment" means the sum of the following for the Borrowers on a
      ----------
consolidated basis: (a) the lesser of $37,500,000.00 for the period through and including February 28, 2001, $29,750,000.00 for the period March 1, 2001 through and including April 30, 2001, and $21,250,000.00 from and after May 1, 2001, or the sum of (i) 100% of the manufacturer invoice (including freight charges) of Eligible New Inventory that is aged less than 180 days from original date of delivery to any Borrower, plus (ii) 90% of the manufacturer invoice (including freight charges) of Eligible New Inventory that is aged more than 180 days, but not more than 270 days, from original date of delivery to any Borrower, plus
(iii) 85% of the manufacturer invoice (including freight charges) of Eligible New Inventory that is aged more than 270 days, but not more than 360 days, from original date of delivery to any Borrower, plus (iv) 80% of the manufacturer invoice (including freight charges) of Eligible New Inventory that is aged more than 360 days but not more than 450 days, from original date of delivery to any Borrower, plus (v) 75% of the manufacturer invoice (including freight charges) of Eligible New Inventory that is aged more than 450 days but not more than 540 days, from original date of delivery to any Borrower, plus (b) the lesser of $7,000,000.00 for the period through and including February 28, 2001, $5,250,000.00 for the period March 1, 2001 through and including April 30, 2001, and $3,750,000.00 from and after May 1, 2001, or the sum of (i) 80% of NADA Wholesale Value of Eligible Used Inventory that is not more than seven model years old and that has been held for not more than 180 days from original date of delivery to any Borrower, plus (ii) 70% of the NADA Wholesale Value of Eligible Used Inventory that is not more than seven model years old and that has been held for more than 180 days, but not more than 270 days, from original date of delivery to any Borrower plus, (iii) 65% of the NADA Wholesale Value of Eligible Used Inventory that is not more than seven model years old and that has been held for more than 270 days, but not more than 360 days, from original date of delivery to any Borrower, plus (iv) 65% of the NADA Wholesale Value of Eligible Used Inventory that is more than seven model years old, and not more than nine model years old, and that has been held for not more than 180 days from original date of delivery to any Borrower, plus (v) 55% of the NADA Wholesale Value of Eligible Used Inventory that is more than seven model years old and not more than nine model years old, and that has been held for more than 180 days, but not more than 270 days, from original date of delivery to any Borrower, plus (vi) 50% of the NADA Wholesale Value of Eligible Used Inventory that is more than seven model years old, and not more than nine model years old, and that has been held for more than 270 days, but not more than 360 days, from original date of delivery to any Borrower.

     "Compliance Certificate" means a signed certificate of the chief financial
      ----------------------
officer or chief executive officer of Borrowers in form and substance satisfactory to Lender, (a) certifying that such officer has no knowledge that a material Default or material Event of Default has occurred and is continuing, or if a material Default or material Event of Default has occurred and is continuing, a statement as to the nature thereof and the action being taken or proposed to be taken with respect thereto, and (b) setting forth detailed calculations with respect to the covenants described in Section 6.01 hereof.

     "Contingent Liability" means, as to any Person, any obligation, contingent
      --------------------
or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or obligation of another in any manner, whether directly or indirectly, including without limitation any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or any security for the payment of thereof,
(b) to purchase Property or services for the purpose of assuring the owner of such Debt of its payment, or (c) to maintain the solvency, working capital, equity, cash flow, fixed charge or other coverage ratio, or any other financial condition of the primary obligor so as to enable the primary obligor to pay any Debt or to comply with any agreement relating to any Debt or obligation.

     "Debt" means all obligations, contingent or otherwise, which in accordance
      ----
with GAAP should be classified on the balance sheet as liabilities, and in any event including Capital Leases, Contingent Liabilities that are required to be disclosed and quantified in notes to financial statements in accordance with GAAP, and liabilities secured by any Lien on any Property, regardless of whether such secured liability is with or without recourse.

     "Debt to Tangible Net Worth Ratio" means the ratio, calculated for
      --------------------------------
Borrowers and the Subsidiaries on a consolidated basis, of Debt to Tangible Net Worth, all determined in accordance with GAAP.

     "Default" means any event specified in Section 7.01 hereof, for which any
      -------
requirement for the giving of notice or lapse of time has not yet been satisfied.

     "Deposit Accounts" mean deposit account as described in Exhibit 1 attached
      ----------------
hereto.

     "Documents" mean documents as described in Exhibit 1 attached hereto and as
      ---------
defined in the Florida UCC.

     "EBITDA" means, calculated for Borrowers and the Subsidiaries on a
      ------
consolidated basis, total earnings before interest (including interest under this Agreement), taxes, depreciation and amortization, all determined in accordance with GAAP.

     "Eligible New Inventory" means Inventory of any Borrower that (a) is
      ----------------------
subject to a perfected, first priority Lien in favor of Lender, free from any other Lien other than those acceptable to Lender in its sole discretion, (b) is located at a Borrower's facility, or was delivered to a retail purchaser within the last three business days, or was delivered within the last three business days under a purchase agreement for a lease transaction, (c) does not constitute Used Inventory, and (d) otherwise constitutes collateral reasonably acceptable to Lender for borrowing purposes.

     "Eligible Used Inventory" means Used Inventory that (a) is subject to a
      -----------------------
perfected, first priority Lien in favor of Lender, free from any other Lien other than those acceptable to Lender in its sole discretion, (b) is located at a Borrower's facility, or was delivered to a retail purchaser within the last three business days, or was delivered within the last three business days under a purchase agreement for a lease transaction, (c) does not constitute Eligible New Inventory, and (d) otherwise constitutes collateral reasonably acceptable to Lender for borrowing purposes. Used Inventory that has been acquired by a non-Borrower Subsidiary as a trade-in and subsequently is transferred to a Borrower and becomes part of the Collateral shall constitute Eligible Used Inventory. Used Inventory that that been acquired by a non-Borrower Subsidiary as a trade-in and simply moved to the location of a Borrower shall not constitute Eligible Used Inventory.

     "Environmental Law" means any Law or other authorization or requirement of
      -----------------
any Governmental Body relating to actual or threatened emissions, discharges or releases of pollutants, contaminants, or hazardous or toxic materials, or otherwise relating to pollution or the protection of the environment.

     "Equipment" means equipment as described in Exhibit 1 attached hereto and
      ---------
as defined in the Florida UCC.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, and the rulings and regulations issued thereunder, as from time to time in effect.

     "Event of Default" means any of the events specified in Section 7.01 of
      ----------------
this Agreement, provided any requirement for the giving of notice or lapse of time has been satisfied.

     "GAAP" means generally accepted accounting principles applied on a
      ----
consistent basis.

     "General Intangibles" means general intangibles as described in Exhibit 1
      -------------------
attached hereto and as defined in the Florida UCC.

     "Goods" mean goods as described in Exhibit 1 attached hereto and as defined
      -----
in the Florida UCC.

     "Governmental Body" means any governmental official, or state,
      -----------------
commonwealth, federal, foreign, territorial, or other court or governmental body, including any subdivision, agency, department, commission, board, bureau or instrumentality.

     "Guaranties" mean the guaranties delivered to Lender by Guarantors, as
      ----------
amended or modified from time to time with Lender's written consent.

     "Guarantors" mean as of the date hereof Holiday RV Rental/Leasing, Inc., a
      ----------
Florida corporation, Little Valley Auto & RV Sales, Inc., a West Virginia corporation, Hall Enterprises, Inc., a Kentucky corporation, Holiday RV Assurance Service, Inc., an Arizona corporation, Holiday RV's Insurance Agency, Inc., an Arizona corporation, and Recreation USA Insurance Corporation, a Florida corporation. A material inducement to the Bank entering into this Agreement is the execution by the Guarantors hereof acknowledging and joining in this Agreement. For valuable consideration, which is hereby acknowledged, including but not limited to the direct economic benefits and indirect and intangible benefits which the Guarantors receive due to the Borrowers' ability to obtain advances under this Agreement. In addition, the Holiday RV Guaranties and Fleetwood Guaranty shall remain in full force and effect. Guarantors also shall mean any subsequent Subsidiary or Affiliate of any of the Borrowers which is required to execute a Continuing and Unconditional Guaranty pursuant to this Agreement.

     "Hazardous Materials" means any substances or materials subject to any
      -------------------
Environmental Law, including without limitation materials listed in 49 C.F.R. '172.101, hazardous waste as defined in the Clean Water Act, 33 U.S.C. '1251 et
                                                                             --
seq., the Comprehensive Environmental Response Compensation and Liability Act,
---
42 U.S.C. '9601 et seq., the Resource Conservation Recovery Act, 42 U.S.C. '
                -- ---
6901 et seq. or the Toxic Substances Control Act, 15 U.S.C. '2601 et seq.,
     -- ---                                                       -- ---
explosive or radioactive materials, hazardous or toxic wastes or substances, petroleum or petroleum distillates, asbestos or material containing asbestos, or any other materials or substances designated as hazardous or toxic under any federal, state or local Law.

     "Instruments" mean instruments as described in Exhibit 1 attached hereto
      -----------
and as defined in the Florida UCC.

     "Interest Payment Date" means the 10th day of each calendar month,
      ---------------------
commencing March 10, 2001.

     "Inventory" means as described in Exhibit 1 attached hereto and as defined
      ---------
in the Florida UCC, including all inventory and goods held for sale or lease in the ordinary course of business, raw materials, work in process, and materials used or consumed in the business; returned and repossessed goods; replacements and substitutions therefor; and parts, additions and accessions relating thereto.

     "Investment" means any acquisition of all or substantially all assets of
      ----------
any Person, or any acquisition of, or beneficial interest in, partnership or membership interests, capital stock or other securities of any Person, or any advance or capital contribution to or other investment in any Person.

     "Investment Property" means investment property as described in Exhibit 1
      -------------------
attached hereto and as defined in the Florida UCC.

     "Law" means any law, regulation, order or decree of any Governmental Body.
      ---

     "Lender" means Bank of America Specialty Finance, Inc., a North Carolina
      ------
corporation and/or Bank of America, N.A., a national banking association.

     "License" means any license, permit or other authorization by any
      -------
Governmental Body or third Person necessary or appropriate for any Borrower or Subsidiary to own or operate their businesses or Properties.

     "Lien" means any security interest, lien, pledge, encumbrance, charge or
      ----
adverse claim of any kind, including without limitation any agreement to give or not to give any lien, or any conditional sale or other title retention agreement.

     "Litigation" means any proceeding, claim or investigation by or before any
      ----------
Governmental Body.

     "Loan Papers" mean this Agreement, the Guaranties, and all financing
      -----------
statements,
certificates, instruments and agreements delivered by any Person hereunder, as they are modified or extended in accordance with their terms.

     "Marketable Securities" mean (a) stocks that are registered on a national
      ---------------------
securities exchange, (b) debt securities that are convertible into stocks that are registered on a national securities exchange, and (c) shares of mutual funds.

     "Material Adverse Change" means a material and adverse change in the
      -----------------------
financial condition, Properties or business operations, taken as a whole.

     "NADA Wholesale Value" means the wholesale value published in the most
      --------------------
recent NADA Recreational Vehicle Guide.

     "Net Margin" means net income after Taxes divided by net sales, all as
      ----------
determined in accordance with GAAP.

     "Operating Lease" means any operating lease or sublease, as defined in
      ---------------
accordance with GAAP.

     "Person" means an individual, partnership, joint venture, corporation,
      ------
limited liability company, trust, Governmental Body, association, unincorporated organization or other entity.

     "Plan" means any single employer plan, multiple employer plan or multi-
      ----
employer plan, within the meaning of ERISA, established by any Borrower or any Subsidiary, or otherwise maintained at any time for any of Borrowers' or any Subsidiaries' employees.

     "Prime Rate" means the rate of interest publicly announced from time to
      ----------
time by Bank of America, N.A., or its successor or assigns as its Prime Rate. The Prime Rate is set by Bank of America, N.A. based on various factors, including Bank of America, N.A.'s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans. Bank of America, N.A., may price loans to its customers at, above, or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in Bank of America, N.A.'s Prime Rate.

     "Property" means all types of real, personal, tangible or intangible
      --------
property.

     "Retail Paper" means chattel paper and other instruments arising from any
      ------------
Borrower's sale or lease of goods or provision of services in the ordinary course of business.

     "Rights" means rights, remedies, powers and privileges.
      ------

     "Sale of Unit" means the earlier of: (a) the point in time when an item of
      ------------
Inventory is sold to the consumer and the Borrower has received cash, a cashier's check, or a commitment from the customer's lender in amounts, when added to any down payment, deposit or trade-in allowance, equals the purchase price of the item, or (b) when the Borrower delivers possession of the item of inventory to its customer. The Borrower shall have the customer execute and date a "delivery receipt" in the form acceptable to Lender at the time of sale of the unit and contemporaneously provide the delivery receipt to Lender.

     "Solvent" means, with respect to any Person, that on such date (a) the fair
      -------
value of the Property of such Person is greater than the total amount of liabilities (including Contingent Liabilities) of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small capital.

     "Subsidiary" means, as to any Person, any corporation or limited liability
      ----------
company at least 50% of whose securities or other equity interests having ordinary voting power (other than securities or other equity interests having such power only by reason of happening of a contingency) are owned by such Person, or one or more Subsidiaries of that Person, or a combination thereof, (collectively, the "Subsidiaries"). As of the date hereof, the Subsidiaries of Holiday RV are: (a) the Borrowers other than Holiday RV and (b) Holiday RV Rental/Leasing, Inc., a Florida corporation, Little Valley Auto & RV Sales, Inc., a West Virginia corporation, Hall Enterprises, Inc., a Kentucky corporation, Holiday RV Assurance Services, Inc., an Arizona corporation, Holiday RV's Insurance Agency, Inc., an Arizona corporation, and Recreation USA Insurance Corporation, a Florida corporation.

     "Tangible Net Worth" means, calculated for Borrowers and the Subsidiaries
      ------------------
on a consolidated basis, shareholders' equity determined in accordance with GAAP, minus items treated as intangibles under GAAP, prepaid expenses, manufacturer receivables, deferred taxes, leasehold improvements, goodwill, deposits, amounts owing to Borrowers or any of the Subsidiaries by any employee, officer or other Affiliate, and any other asset that cannot be identified as tangible to Lender's satisfaction, all determined in accordance with GAAP.

     "Taxes" mean all taxes, assessments, fees or other charges imposed by any
      -----
Law or Governmental Body.

     "Termination Date" means November 30, 2001.
      ----------------

     "Used Inventory" means Inventory of any Borrower that (a) has been
      --------------
previously sold at retail, or (b) has been registered, documented or titled in any state or jurisdiction, or (c) has been purchased or acquired by a Borrower from a source other than the manufacturer, and (d) is not more than nine model years old.

     "Working Capital" means, calculated for Borrowers and the Subsidiaries on a
      ---------------
consolidated basis, current assets minus current liabilities, determined in accordance with GAAP.

                                  ARTICLE II

                                   ADVANCES
                                   --------

     2.01.  Advances.
            --------

            (a) Each Borrower hereby acknowledges, confirms and declares that as of 12:01 a.m. on March 8, 2001 that the principal amount of unpaid Advances outstanding under the Existing Holiday RV Documents and the Existing County Line Documents are $21,491,760.75 and $5,151,833.00, respectively, less a $250,000 credit against the principal sums due under the Existing Holiday RV Documents to satisfy all obligations of the Bank to Holiday RV for the initiation fee, which sums are hereby consolidated for a total combined principal amount of $26,393,593.75, and such amount, together with any unpaid interest (accrued or otherwise) and other costs or charges previously due and unpaid pursuant to the Existing Holiday RV Documents and Existing County Line Documents, any promissory note or other agreement executed in connection therewith, shall now become due and owing hereunder (the "Current Balance"). Each Borrower hereby further acknowledges, confirms and declares that the Current Balance is not subject to any credits, offsets, deductions, defenses, claims, counterclaims or adjustments of any kind or nature to the payment thereof. The Guarantors by executing this Agreement, hereby acknowledge, confirm and declare that the Current Balance owed by each of the Borrowers to Lender as set forth above are owed by each of the Guarantors in accordance with the terms of each of their respective Guaranties, without any credits, offsets, deductions, defenses, claims, counterclaims or adjustments of any kind or nature to the payment thereof.

            (b) Lender shall, subject to the terms and conditions set forth herein, make Advances to the Borrowers from time to time until the Termination Date, to fund the Borrowers' acquisition of Inventory. The Borrowers may borrow, repay and re-borrow in accordance with this Agreement. In no event may total outstanding Advances, plus all Committed Advances, exceed the Commitment.

            (c) Lender will send to Borrowers statements from time to time listing the amount of each Advance. If Borrowers do not agree with a statement, they must immediately notify Lender in writing of the objections. Borrowers' failure to notify Lender of an objection within 10 Business Days shall constitute an acceptance of the statement.

            (d) In lieu of a promissory note or other instrument evidencing the indebtedness hereunder other than this Agreement, Lender will maintain records reflecting Borrowers' outstanding indebtedness. Failure to make notation of any Advance, however, will not affect the obligations of Borrowers. Entries in such records will be presumed correct, absent manifest error.

     2.02.  Making Advances.  An Approved Vendor may contact Lender directly for
            ---------------
approvals constituting Committed Advances, and Lender will disburse the proceeds of Advances under such approvals directly to the vendor. Borrowers shall notify Lender at least one Business Day prior to any proposed Advance for Eligible Used Inventory; such notification may be oral, but must be confirmed by telecopy or in writing by the date of the Advance, and be accompanied by such information as Lender may reasonably request to identify, value and locate the Eligible Used Inventory. Advances for Eligible Used Inventory will be disbursed to Borrowers to an account or address specified by Borrowers. Each date of borrowing must be a Business Day.

     2.03.  Prepayment and Repayment of Advances.
            ------------------------------------

            (a) Borrowers may terminate the Commitment, upon 30 days prior written notice to Lender, and on the date specified for termination of the Commitment, all outstanding Advances, accrued interest and charges, and other amounts owing to Lender will be due and payable in full.

            (b) On the Termination Date, all outstanding Advances, accrued interest and charges, and other amounts owing to Lender will be due and payable in full.

            (c) In no event may the amount of outstanding Advances used for the acquisition of Inventory (including Committed Advances for which the Borrowers have received the applicable Inventory) exceed the current Commitment in the aggregate. Borrowers shall immediately repay any principal amount advanced which is in excess of the Commitment.

            (d) Principal curtailments relating to Advances for Eligible New Inventory shall be due as follows: the entire balance owed on a unit shall be due upon the earlier of (A) three (3) business days from the receipt of proceeds from the sale of a unit, or (B) two hundred forty (240) hours from the sale of a unit, or (C) three (3) business days from the transfer or movement of the unit from a Borrower to a Subsidiary that is not a Borrower hereunder, or (D) 730 days from the date of the Advance made as to any specific unit (irrespective of a transfer or movement from one location to another). Until April 30, 2001, if Eligible New Inventory has not been previously sold or transferred, three percent (3%) of an Advance for Eligible New Inventory will be due and payable 390 days from the date of the Advance. From and after May 1, 2001, if Eligible New Inventory has not been previously sold or transferred, three percent (3%) of an Advance for Eligible New Inventory will be due and payable 390 days from the date of the Advance with an additional three percent (3%) of the Advance due every 30 days thereafter until 540 days from the date of the Advance, which time any remaining sums due shall be immediately payable.

            (e) Principal curtailments relating to Advances for Eligible Used Inventory shall be due as follows: the entire balance owed on a unit shall be due upon the earlier of (A) three (3) business days from the receipt of proceeds from the sale of the unit, or (B) two hundred forty (240) hours from the sale of a unit, or (C) three (3) business days from the transfer or movement of the unit from a Borrower to a Subsidiary that is not a Borrower hereunder, or (D) 360 days from the date of the Advance made as to any specific unit (irrespective of a transfer or movement from one location to another). If not previously sold or transferred, ten percent (10%) of an Advance for Eligible Used Inventory will be due and payable 180 days from the date of the Advance, and five percent (5%) of an Advance for Eligible Used Inventory will be due and payable 270 days from the date of the Advance.

            (f) Borrowers acknowledge and agree that each is jointly, severally and unconditionally liable for all Advances, accrued interest and charges and all other amounts owing to Lender under this Agreement, regardless of which entity requested the financing or received the funds. Lender is authorized (in its sole discretion) to demand payment and performance of obligations hereunder from any entity executing this Agreement, in any order. Lender may from time to time modify, waive or release the obligations of any Borrower, release or impair any security for the performance of obligations of any such Borrower, or otherwise take or omit to take any action with respect to any such Borrower or this Agreement, in every case without affecting the liability of any other Borrower.

     2.04.  Interest on Advances.  Advances for Eligible New Inventory shall
            --------------------
bear interest at a per annum rate equal to Prime Rate plus 2.00%. Advances for Eligible Used Inventory shall bear interest at a per annum rate equal to Prime Rate plus 2.50%. Accrued interest is due and payable on each Interest Payment Date. During the existence of an Event of Default prior to maturity of the obligations to Lender or acceleration thereof, at the option of Lender, amounts owing for Advances made for Eligible New Inventory shall bear interest at a per annum rate equal to Prime Rate plus 6.00%, due and payable on demand. During the existence of an Event of Default, at the option of Lender, amounts owing for advances made for Eligible Used Inventory shall bear interest at a per annum rate equal to Prime Rate plus 6.50%, due and payable on demand. After the Termination Date and the Borrowers' failure to pay all sums due Lender under the Loan Papers at that time or upon acceleration of the sums due thereunder due to an Event of Default, the sums due to Lender under the Loan Papers shall bear interest at the highest rate allowable under Florida law calculated on a 365 day basis (the "Post-Acceleration and Maturity Default Rate").

     2.05.  Computations and Manner of Payments.  Except with respect to the
            -----------------------------------
Post-Acceleration and Maturity Date Default Rate, interest will be calculated on a simple interest basis for a year of 365 days, based on actual days elapsed. If any payment is due on a date that is not a Business Day, the due date will be extended to the next Business Day. Lender may, at any time and without notice to Borrowers, apply monies received in payment of Borrowers' obligations in such order of application as Lender shall determine. All payments shall be made in United States dollars and without set-off, counterclaim or other defense. Borrowers specifically agree that they will not delay payment of any obligations to Lender, or assert any defense or set-off with respect to said obligations, on account of a dispute between the Borrowers and the vendor or manufacturer of any Inventory.


                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

     3.01.  Conditions Precedent to Effectiveness.  The effectiveness of this
            -------------------------------------
Agreement is subject to fulfillment of the following conditions precedent:

            (a) Lender shall be satisfied, in its reasonable discretion, with each Borrower's and each Guarantor's financial condition, Properties, business, affairs or prospects as of the effective date.

            (b) Borrowers shall have executed and delivered to Lender all of Borrowers' Loan Papers, in form and substance satisfactory to Lender. Each Guarantor shall have delivered to Lender its Guaranty Agreement in the form and substance satisfactory to Lender.

            (c) Borrowers shall have executed and delivered such financing statements and statements of changes and lien filings as Lender shall request to record, evidence or perfect the

Liens granted to Lender under the Loan Papers. Lender shall have received such UCC and Lien search reports as it shall deem appropriate to evidence that its Liens on the Collateral are first priority Liens, subject only to other Liens acceptable to Lender in its sole discretion. In addition, Borrowers agree that the UCC-1, UCC-2, and UCC-3 Financing Statements and Statements of Change presently filed of record, including but not limited to those listed on Exhibit 2 attached hereto, shall remain in full force and effect and shall be applicable to the security interests granted in the prior Security Agreement and herein.

            (d) Lender shall have received, in form and substance satisfactory to Lender, all releases, terminations and such other documents as Lender may request to evidence and effectuate the termination by all existing floor plan lenders of their financial arrangements with Borrowers and the termination and release by them of any interest in and to any Property of Borrowers, including, but not limited to, landlord waivers, all duly authorized, executed and delivered.

            (e) Lender shall have received, in form and substance satisfactory to Lender, all consents, waivers, acknowledgments and other agreements from third persons which Lender may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral or to effectuate the provisions or purposes of this Agreement and the other financing agreements, including acknowledgments by warehousemen of Lender's security interests in the Collateral, waivers by such persons of any security interests, liens or other claims by such persons to the Collateral and agreements permitting Lender access to, and the right to remain on, the premises to exercise its rights and remedies and otherwise deal with the Collateral. Because the Borrowers have represented to Lender that it is not possible for them obtain the landlord lien and mortgagee lien waivers before the execution of this Agreement but such waivers can be obtained shortly thereafter; as an accommodation to the Borrowers, Lender is not requiring the Borrowers to deliver such lien waivers at the time of execution of this Agreement; provided, however, the Borrowers agree and acknowledge that the Lender's receipt of executed lien waivers is a material inducement for Lender making and continuing to fund Advances under this Agreement.

            (f) Lender shall have received a certificate of a duly authorized officer of each Borrower, certifying that (i) no Default or Event of Default exists, (ii) the representations and warranties set forth in Article V hereof are true and correct in all material respects, and (iii) it has complied with all agreements and conditions to be complied with by it under the Loan Papers by such date.

            (g) Lender shall have received a certificate of the secretary of each Borrower and each Guarantor certifying (i) that attached copies of its articles of incorporation, bylaws or other organizational documents are true and complete, and in full force and effect, without amendment except as shown, (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Papers is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified, or revoked, and constitute all resolutions adopted with respect to this loan transaction, and
(iii) to the incumbency, name and signature of each officer or representative authorized to sign the Loan Papers on behalf of the entity. Lender may conclusively rely on this certificate until it is otherwise notified by any Borrower in writing.

            (g.5) Notwithstanding the foregoing, the Borrowers shall have until March 12, 2001 in which to reinstate Holiday RV Rental/Leasing, Inc. with the Florida Secretary of State and execute and deliver to Lender a Ratification of this Agreement and its Continuing and Unconditional Guaranty, and with respect to Holiday R.V. Insurance Agency, Inc., until March 26, 2001 in which to either (i) satisfy Lender that said entity has not been in business for the past 12 months and provide Lender with a written certification that they do not intend to reinstate the corporation with the Arizona Secretary of State or (ii) reinstate said corporation and execute and deliver to Lender a Ratification of this Agreement and its Continuing and Unconditional Guaranty. The Ratification required hereunder shall be in the form and content acceptable to Lender.

          (h) Lender shall have received an opinion of counsel to Borrowers and Guarantors (i) that each Borrower has full power and authority to execute and deliver its Loan Papers; (ii) that the Loan Papers constitute the legal, valid and binding respective obligations of each Borrower and Guarantors, enforceable in accordance with their terms; and (iii) as to such other matters, and otherwise in form and substance, satisfactory to Lender.

          (i) Lender shall have received evidence of insurance as required under Sections 4.03 and 6.09 hereof.

          (j) Lender shall have received evidence satisfactory to it that each Borrower and Guarantor is duly organized, validly existing and in good standing in its jurisdiction of organization, and is duly qualified and in good standing in all other appropriate jurisdictions.

          (k) All proceedings of each Borrower and each Guarantor taken in connection with the transactions contemplated hereby, and all documents incidental thereto, shall be satisfactory in form and substance to Lender. Lender shall have received copies of all documents or other evidence that it may reasonably request in connection with such transactions.

          (l) Holiday RV shall have in place at the time of execution of this Agreement Corporate Cash Management Master Account with the Bank, Account No. 362040003, and Holiday RV and County Line shall have established at least one depository account with the Bank into which substantially all of its funds must be deposited except as otherwise permitted under Section 3.03 below, and each of the other Borrowers shall, if not existing as of the date of execution hereof, have established no later than March 26, 2001 at least one depository account with the Bank into which substantially all of its funds must be deposited except as otherwise permitted under Section 3.03 below.

          (m) The Borrowers and/or Guarantors shall have paid the reasonable attorneys' fees and costs (e.g., photocopying, mail, courier, facsimile, long
                           ----
distance telephone, and search fees) of Lender incurred in negotiating the Loan Papers and transactions contemplated thereby, drafting the Loan Papers, confirming satisfaction of conditions precedent, and closing the transactions contemplated thereby, and all other reasonable expenses required to be paid in connection with effectuating the transactions contemplated hereby, including filing and recording fees and any stamp or other excise taxes applicable thereto and not otherwise exempt by law.

    3.02. Requests for Advances. Each request for an Advance and each funding of
          ---------------------
an Advance by Lender (including the disbursement of an Advance directly to an Approved Vendor) shall constitute a representation by Borrowers that on each of the dates of the request and funding, the following are true:

             (a) the representations and warranties contained in Article V hereof are true and correct in all material respects on such date, as though made on and as of such date, and

             (b) no event has occurred or exists, or would result from such Advance, that constitutes a Default or Event of Default.

Lender may condition any Advance upon Lender's receipt, in form and substance acceptable to it, of such other information as it may deem necessary or appropriate. Notwithstanding the foregoing, even if the foregoing conditions are not satisfied on the applicable disbursement date, Lender may fund a Committed Advance that was committed when such conditions were satisfied, without being deemed to have waived any conditions precedent nor to have established any course of dealing.

     3.03.   Specific Conditions Subsequent. Borrowers shall have until March
             ------------------------------
26, 2001, at 5:00 p.m. (eastern time) [time being of the essence] in which to deliver lien waivers in the form and content acceptable to Lender which have been executed by each landlord or mortgagee of the Borrowers who claims an interest in any real estate upon which any Borrower maintains any Inventory.

     Each Borrower and each Guarantor shall maintain at all times during the term of this Agreement its primary operating bank accounts with the Bank, although, to the extent such borrowings are permitted by this Agreement, a Borrower or Guarantor may also maintain a bank account with another floor plan lender that has made a loan secured by inventory in the amount of at least one million dollars ($1,000,000.00). The Borrowers shall maintain the Corporate Cash Management Master Account with the Bank, Account No. 362040003, and all other existing bank accounts with the Bank which are owned or controlled by any of the Borrowers or Guarantors. The Borrowers and Guarantors shall not co-mingle the proceeds of the Collateral with the proceeds of collateral pledged to another person or entity. The Borrower and Guarantors shall pledge to Lender to secure their obligations under the Loan Papers all of their right, title and interest in and to the bank accounts maintained with the Bank and shall execute a pledge in the form and content acceptable to Lender to further effectuate the same. The Borrower and Guarantors further agree to execute a Deposit Account Control Agreement with Lender and Specialty in the form and content acceptable to Lender.

     In addition, the Borrowers shall deliver the Additional Collateral (defined below) to Lender as required by Section 4.05 of this Agreement. (time is of the essence).

     The Borrowers shall cause any Subsidiary or Affiliate not a party to this Agreement to execute a Consent and Joinder to this Agreement in the form and content acceptable to Lender and a Continuing and Unconditional Guaranty in the form executed by the Guarantors as required by this Agreement pertaining to the obligations of the Borrowers under this Agreement and deliver the same to Lender within thirty (30) days of the Subsidiary or Affiliate becoming a Subsidiary or Affiliate, along with the appropriate corporate resolutions of each new Subsidiary or Affiliate in the form signed by the Guarantors as required by this Agreement.

                                  ARTICLE IV

                               SECURITY INTEREST
                               -----------------

     4.01.  Security Interests in Collateral.  As security for all present and
            --------------------------------
future obligations of the Borrowers to Lender, whether or not arising under this Agreement, and of whatever kind, now due or to become due, absolute or contingent, joint or several, each Borrower hereby grants and pledges to Lender a continuing security interest and Lien in and on the following assets and property, whether now owned or hereafter acquired and wherever located, and all replacements, additions, substitutions, proceeds and products thereof (collectively, "Collateral"):

            (a)     all Accounts;

            (b)     all Chattel Paper;

            (c)     all Documents;

            (d)     all Equipment;

            (e)     all General Intangibles;

            (f)     all Goods;

            (g)     all Instruments;

            (h) all Inventory, including but not limited to all goods, merchandise and other personal property, now owned or hereafter acquired by any Borrower which is held for sale or lease or furnished or to be furnished under a contract for service or raw materials, and all work in progress and materials used or consumed or to be used or consumed in the Borrower's business, including but not limited to all new and used recreational vehicles, boats, and other vehicles, and all keys, parts, returns, repossessions, replacements, attachments, additions, and accessories relating to any of the foregoing;

            (i)     all fixtures and furniture;

            (j) all amounts payable by, and rights and claims against, any manufacturer or vendor of Inventory, such as volume purchase discounts, advertising rebates, price protection, warranty work, finance reserves, hold-backs, incentives and credits;

            (k) all property of any Borrower now or hereafter in possession of or under control of Lender, or any correspondent or Affiliate of Lender, in any capacity whatsoever, including, but not limited to any deposit account and any funds or balances in any checking or depository account or investment account;

            (l) all other property of whatever kind or nature (excluding real estate), including but not limited to commercial tort claims;

            (m) all insurance policies and proceeds relating to the foregoing;

            (n)     all books and records relating to the foregoing.

     4.02.  Duties Relating to Collateral. So long as this Agreement is in
            -----------------------------
effect or any amounts are owing to Lender, Borrowers agree that they shall:

            (a) Keep accurate and complete records of the Collateral; keep all books and records relating to the Collateral at Borrowers' address specified under or pursuant to Section 8.02 hereof or at the principal place of business of the other Borrowers; and provide at least 30 days advance written notice to Lender of any change in the location of any such books and records;

            (b) Promptly report and pay all Taxes and other charges against the Collateral; maintain a perfected, first priority Lien in favor of Lender in the Collateral, subject only to other Liens permitted hereunder; and discharge all other Liens that from time to time attach to or are asserted against the Collateral;

            (c) Pay all transportation and storage charges on the Collateral; and pay all rents and other amounts, if any, for the use of premises on which any of the Collateral is kept;

            (d) Take all actions appropriate for the collection and enforcement of Accounts, and for the perfection of any liens securing Accounts; permit Lender upon reasonable request to contact Account obligors to verify information provided by Borrowers, and assist Lender in such verification process; and after a Default or Event of Default, not adjust, settle or compromise the amount, payment or performance of any obligations relating to Accounts, without the prior consent of Lender;

            (e) Provide Lender with two (2) business days written notice of any change in the location of its Inventory, including transfers or movements from one Borrower to another or from a Borrower to a non-Borrower Subsidiary and from a non-Borrower Subsidiary to a Borrower;

            (f) Provide two (2) business days written notice of any name change of any Borrower or Guarantor or change in any Borrower's or Guarantor's chief executive office; and

            (g) Upon request of Lender, deliver to Lender certificates of origin, manufacturer's statements of origin, and titles relating to any or all Collateral.

     4.03.  Insurance of Collateral.  Borrowers shall keep all Inventory insured
            -----------------------
for full value against all insurable risks, on terms and with insurers reasonably acceptable to Lender, and with Lender as the loss payee, assignee or additional insured, as appropriate. Borrowers shall provide notice to Lender in writing at least 10 days before changing or canceling any policy. Each policy shall require the insurer to give not less than 30 days prior written notice to Lender of cancellation, and shall provide that Lender's interest will not be impaired by any act or neglect of any Borrower or any other Person nor by any use of the premises for purposes more hazardous than are permitted by the policy.

     4.04.  Further Assurances.  Borrowers and Guarantors shall execute such
            ------------------
financing
statements and other instruments and agreements, and shall take such actions, as Lender shall reasonably request from time to time to evidence or perfect any Lien granted under the Loan Papers. Unless prohibited by Law, each Borrower and Guarantor authorizes Lender to execute and file any financing statement or other instrument or agreement on behalf of it for the foregoing purposes. The parties agree that a copy of this Agreement, any guaranty agreement, or any financing statement may be filed as a financing statement in any appropriate jurisdiction, to the extent permitted by Law.

     4.05.  Additional Security.  In addition to the granting of the lien in the
            -------------------
Collateral, the Borrowers shall cause a certificate of deposit in the face amount of three million five hundred thousand dollars ($3,500,000.00) issued by the Bank (the "certificate of deposit") to be pledged and delivered to Lender on or before March 26, 2001 (time is of the essence). The certificate of deposit and all income, profits, substitutions, and replacements and proceeds thereof shall be called the ("Additional Collateral") and shall be additional security for the Borrowers' and Guarantors' obligations under this Agreement and the other Loan Papers. Until an Event of Default occurs, the Borrowers shall be entitled to receive any interest or other income of the Additional Collateral. The form of the certificate of deposit and pledge agreement relating thereto shall be acceptable to Lender. Upon an Event of Default, Lender shall be permitted, without notice or demand, to offset, debit or otherwise liquidate the Additional Collateral and apply the proceeds to the obligations due under the Loan Papers - first to fees and costs, next to interest, then to principal. The Guarantors shall consent to the pledge of the Additional Collateral in order to cover their interest, if any, in the same. The covenant of the Borrowers and Guarantors under this paragraph shall be effective without further notice or demand from Lender.

            The Borrowers and Guarantors shall not interfere with or prevent any action by Lender to effectuate the rights granted to Lender under this provision. The Borrowers hereby acknowledge and consent that the Bank on behalf of itself and Specialty shall be permitted to effectuate the rights granted to Lender under this provision and that the Bank shall be and is hereby deemed to be the agent of Specialty for such purposes, including the possession of the certificate of deposit, and the Borrowers further acknowledge and consent that Specialty on behalf of itself and the Bank shall be permitted to effectuate the rights granted to Lender under this provision and that Specialty shall be and is hereby deemed to be the agent of the Bank for such purposes, including the possession of the certificate of deposit. The Bank and Specialty are hereby granted to the fullest extent permitted by law power of attorney-in-fact for the Borrowers to implement and effectuate the rights granted to Lender under this provision.


                                   ARTICLE V

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Borrowers and Guarantors represent and warrant that the following are true and correct:

     5.01.  Organization and Qualification. Each Borrower and each Guarantor is
            ------------------------------
a corporation duly organized, validly existing and in good standing under the laws of its state of organization. Each Borrower is qualified to do business in all jurisdictions where the nature of its business or Properties require such qualification. Each Subsidiary and Guarantor is listed on

Exhibit B hereto.

     5.02.  Due Authorization; Validity. The Board of Directors of each Borrower
            ---------------------------
and each Guarantor has duly authorized the execution, delivery and performance of its Loan Papers. No consent of any shareholders of any Borrower or Guarantor is required as a prerequisite to the validity and enforceability of its Loan Papers. Each Borrower has full legal right, power and authority to execute, deliver and perform under its Loan Papers. Such Loan Papers constitute the legal, valid and binding obligations of each Borrower, enforceable against each Borrower in accordance with their terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or similar Laws or principles of equity affecting creditors' rights generally).

     5.03.  Guaranties. Each Guarantor has full legal right, power and authority
            ----------
to execute, deliver and perform under its Loan Papers. Each Guarantor's Loan Papers constitute the legal, valid and binding obligation of such Guarantor, enforceable against each Guarantor in accordance with their terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or similar Laws or principles of equity affecting creditors' rights generally).

     5.04.  Conflicting Agreements and Other Matters. The execution or delivery
            ----------------------------------------
by any Borrower or any Guarantor of any Loan Papers, and performance by any Borrower or any Guarantor thereunder, do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien on any Properties of any Borrower or any Guarantor under, or require any consent, approval or action by or notice to any Governmental Body or other Person (other than consents already obtained) pursuant to, the articles of incorporation, bylaws or other organizational documents of any Borrower or any Guarantor, or any Law or material agreement to which any Borrower, any Guarantor or any of their Properties is subject.

     5.05.  Financial Statements.  The consolidated financial statements of
            --------------------
Borrowers and the Subsidiaries delivered to Lender are true and correct and fairly present their results of operations, and their financial condition as of the dates and for the periods shown, all in accordance with GAAP. The financial statements (and notes thereto) reflect all material liabilities, direct and contingent, of the Borrowers and the Subsidiaries that are required to be disclosed in accordance with GAAP. No Borrower or Subsidiary has material Contingent Liabilities, liabilities for Taxes, forward or long-term commitments, or unrealized or anticipated losses from any unfavorable commitments that are not reflected in such financial statements. Each Borrower and each Guarantor is Solvent.

     5.06.  Litigation. Except as disclosed to Lender in attached Exhibit A,
            ----------
there is no Litigation pending or, to the best of Borrowers' knowledge, threatened against Borrowers or any of the Subsidiaries on the date hereof that involves a claim for damages or reasonably expected potential liability of $500,000.00 or more. There is no pending or threatened Litigation against Borrowers or any of the Subsidiaries that could result in a Material Adverse Change.

     5.07.  Laws Regulating Incurrence of Debt. No proceeds of any Advance will
            ----------------------------------
be used directly or indirectly to acquire any securities, without the prior written consent of Lender.

No Advance will be used to purchase or carry margin stock (as defined in applicable Federal Reserve regulations), nor to extend credit to others to do so. Borrowers and the Subsidiaries are not subject to regulation under any Law that prohibits or restricts its incurrence of Debt in any material respect.

     5.08.  Licenses, Title to Properties, Etc.  Borrowers and the Subsidiaries
            ----------------------------------
possess all material Licenses and are not in violation thereof in any material respect. Each Borrower and Subsidiary has full power, authority and legal right to own and operate its Properties, and to conduct its business. Each Borrower and Subsidiary has good and indefeasible title (fee or leasehold, as applicable) to its Properties, subject to no Lien of any kind, except as permitted hereunder. No Borrower or Subsidiary is in violation of their articles of incorporation, bylaws or other organizational documents, any award of any arbitrator, or any Law or material agreement to which it or any of its Properties is subject. No business or Property of any Borrower or any Subsidiary is affected by any strike, lock-out or other labor dispute, material casualty, earthquake, embargo or act of God.

     5.09.  Outstanding Debt and Liens.  Borrowers and the Subsidiaries have no
            --------------------------
outstanding Debt, Contingent Liabilities or Liens, except as expressly permitted hereunder.

     5.10.  Taxes. Except for the tax year 2000 (in which case an extension has
            -----
been filed through July 15, 2001, but they agree to deliver the Tax returns to Lender upon their filing), each Borrower and each Subsidiary has filed all Tax returns and reports which are required to be filed, and has paid all Taxes, to the extent due and payable. All Tax liabilities of Borrowers and the Subsidiaries are adequately provided for on its books (including interest and penalties) and adequate reserves have been established therefore in accordance with GAAP. Except as disclosed to Lender, no taxing authority has notified any Borrower or any Subsidiary of any material deficiency in a Tax return nor asserted any material Tax liability in excess of that already paid.

     5.11.  Employee Benefits.  All employee benefits of the Borrowers and the
            -----------------
Subsidiaries are provided in accordance with all applicable Laws. Each Plan satisfies the minimum funding standards under all applicable laws, and has no accumulated deficiency. No Borrower or Subsidiary has incurred any withdrawal liability nor engaged in any prohibited transaction with respect to a Plan. No Borrower or Subsidiary has failed to make any payment to a Plan as required under applicable laws, and no reportable event (as defined under ERISA) has occurred. No Borrower or Subsidiary has received any notice from any Governmental Body or administrator of any potential termination of a Plan, and no circumstance or event exists that could constitute grounds for the termination of or appointment of a trustee to administer any Plan.

     5.12.  Environmental Laws.  No Borrower or Subsidiary has received any
            ------------------
environmental study or report in connection with any of its Properties that reveal potential liability, violations or discrepancies under any Environmental Laws. All Licenses have been obtained or filed that are required under any Environmental Laws, unless the failure to obtain or file same could not result in a Material Adverse Change. No Hazardous Materials are generated or produced at or in connection with any Properties or operations of any Borrower or Subsidiary, and no Hazardous Materials in any material amounts are released onto any Properties of any Borrower or Subsidiary.

     5.13.  Disclosure. No Borrower or Subsidiary has made a material
            ----------
misstatement
of fact, or failed to disclose any fact necessary to make the facts disclosed not misleading, to Leader during the course of application for and negotiation of this Agreement or otherwise in connection with any transactions contemplated hereby. There is nothing known to any Borrower or any Subsidiary that could materially adversely affect any Borrower's or any Subsidiary's financial condition, Properties or business operations, or that could result in a Material Adverse Change, which is not set forth herein or in notices hereafter delivered to lender.



                                  ARTICLE VI

                                   COVENANTS
                                   ---------

     So long as this Agreement is in effect or any amounts are owing to Lender, Borrowers agree as follows:

     6.01.  Financial Covenants
            -------------------

            (a) As of March 26, 2001, and at all times thereafter, on a consolidated basis, the Borrowers and the Subsidiaries shall maintain a minimum Tangible Net Worth of $12,000,000.00.

            (b) As of March 26, 2001, and at all times thereafter, on a consolidated basis, the Borrowers and the Subsidiaries shall maintain a minimum Working Capital of $10,000,000.00 .

            (c) As of March 26, 2001, and at all times thereafter, on a consolidated basis, the Borrowers and the Subsidiaries shall maintain a Debt to Tangible Net Worth Ratio of no greater than the following:

                       03/26/01 to 4/30/01    6.5 to 1.0
                       5/1/01 and thereafter  6.0 to 1.0

            (d) As of March 26, 2001, and at all times thereafter, on a consolidated basis, the Borrowers and the Subsidiaries shall maintain the ratio of current assets to current liabilities, determined in accordance with GAAP, at least equal to the following:

                      03/26/01 to 4/30/01    1.10 to 1.0
                      5/1/01 and thereafter  1.20 to 1.0

            (e)  Notwithstanding the foregoing, subordinate debt permitted under
Section 6.02 shall not be included as debt for purposes of making the calculations set forth in this Section 6.01.

     6.02.  Debt; Operating Leases. Borrowers shall not incur, assume or be
            ----------------------
liable in any manner for any Debt, except (a) Debt under the Loan Papers and existing Debt shown on Exhibit A hereto or substitutions thereof subject to the limitations hereof and of Section 6.04; provided, however, County Line shall not incur said substitute Debt for new Inventory from any lender other than Lender absent full satisfaction of all sums due Lender from Advances to County Line , and, (b) excluding County Line (which is addressed below in
Section 6.045), future Debt to another floor plan lender above the current amounts shown on Exhibit A incurred by a particular Borrower which is a Subsidiary to purchase Inventory solely for that particular Borrower; provided said additional Debt results in the complete and permanent reduction of the obligations of that particular Borrower to Lender under this Agreement, (c) Capital Leases and Debt incurred to acquire equipment used in Borrowers' business (including refinancing thereof), in an amount not to exceed $500,000.00 in the aggregate at any time, (d) subordinate Debt incurred, assumed or otherwise owing by the Borrowers in connection with an acquisition or merger in the amount of $10,000,000 in the aggregate, and subordinate Debt, including upon conversion of convertible preferred or common stock, in the amount of $ 5,000,000.00 in the aggregate, (e) other Debt subordinated to repayment of amounts owing hereunder on terms satisfactory to Lender, and otherwise acceptable to Lender in its sole discretion, and (f) trade payables incurred and paid in the ordinary course of business. Borrowers and Guarantors shall not enter into or be party to Operating Leases requiring total rental payments during any fiscal year in excess of two million dollars ($2,000,000.00) in the aggregate, including sale-leaseback transactions and other real estate leases.

     6.03.  Contingent Liabilities. Borrowers shall not incur, assume or be
            ----------------------
liable in any manner for any Contingent Liabilities, except (a) those resulting from the endorsement of negotiable instruments for collection in the ordinary course of business, or (b) Contingent Liabilities relating to Debt secured solely by real property and in existence on the date hereof, (c) existing Contingent Liabilities shown on Exhibit A hereto, (d) Contingent Liabilities of Borrowers created in connection with an acquisition or merger, and e) Contingent Liabilities of Borrowers for obligations of its direct or indirect wholly-owned Subsidiaries .

     6.04.  Liens. Borrowers shall not create or suffer to exist any Lien upon
            -----
any of its Properties, except (a) Liens hereunder, Liens of Lender or Fleetwood granted under the Holiday Rv Existing Documents and Fleetwood Existing Documents as shown on Exhibit 2, and Liens of other lenders on Inventory securing existing Debt as shown on Exhibit A hereof, (b) excluding County Line, Liens on Inventory securing future Debt to another floor plan lender above the current amounts shown on Exhibit A incurred by a particular Borrower which is a Subsidiary to purchase Inventory solely for that particular Borrower; provided said additional Debt results in the complete and permanent reduction of the obligations of that particular Borrower to Lender under this Agreement, (c) Liens on real estate securing existing Debt, as shown on Exhibit A hereof, (d) Liens effected by or relating to Capital Leases or other Debt permitted under Section 6.02(c) hereof, encumbering only the assets leased thereunder or acquired with proceeds thereof,
(e) Liens satisfactory to Lender securing Debt or Contingent Liabilities permitted under Section 6.02(d) or (f) hereof, or Section 6.03(b) hereof, and
(g) Tax, mechanics' and materialmen's Liens relating to amounts that are not yet due and payable, or that are being contested in good faith by appropriate proceedings, for which adequate reserves have been established.

     6.045. Supplemental Provision Regarding Debts and Liens.  Holiday RV shall
            ------------------------------------------------
not be permitted to acquire Inventory or pledge a lien in any Inventory to another Lender. Notwithstanding the existence of any financing statements presently on file against County Line naming Deere Credit, Inc. or Deutsche Financial Services Corporation as the secured party or against Holiday RV Superstores of New Mexico, Inc. naming Recreational Dealers Acceptance Company, LLC as the secured party, those Borrowers agree not to incur debt from those lenders except as otherwise expressly permitted by this Agreement. Except as to County Line and Holiday RV, a Borrower shall not become indebted to more than one floor plan lender at a time. County Line may incur future Debt from another floor plan lender(s) for the purchase of used Inventory and grant a lien in said used Inventory to such lender(s) in an amount up to five million dollars ($5,000,000.00) in the aggregate at the same time County Line is indebted to Lender for financing new Inventory. Holiday RV shall be permitted to guaranty or become a co-maker of future Debt to another floor plan lender consistent with
Section 6.02 but only to the extent of Inventory financing provided to one or more Borrowers, Guarantors, or Subsidiaries. Lender agrees to release its lien in Inventory which is financed by another floor plan lender as permitted by Sections 6.04 and 6.045.

     6.05.  Amendment of Organizational Documents. No Borrower or Guarantor
            -------------------------------------
shall amend or modify, or permit the amendment or modification of, its articles of incorporation, bylaws or other organizational documents in any material respect, without the prior written consent of Lender.

     6.06.  Laws, Licenses and Material Agreements. Borrower shall, and shall
            --------------------------------------
cause the Subsidiaries to, obtain and comply in all material respects with all applicable Laws and Licenses and shall maintain all Plans such that the representation and warranty in Section 5.11 hereof is true at all times. Borrowers shall, and shall cause the Subsidiaries to, maintain and comply in all material respects with all material agreements necessary or appropriate for its businesses and Properties.

     6.07.  Disposition of Assets. Borrowers shall not, and shall not permit any
            ---------------------
of the Subsidiaries to, sell, transfer, encumber or lease any of its assets, except (a) sales or leases of Inventory in the ordinary course of business, (b) dispositions of obsolete or useless assets, (c) transfers of Inventory between Borrowers, and (d) dispositions of Retail Paper in the ordinary course of business.

     6.08.  Mergers; Investments; Business.  Borrowers shall not, and shall not
            ------------------------------
permit any Subsidiary to, merge into, consolidate with or make any Investment in any Person, permit any other Person to merge into or consolidate with it, or form or acquire any new Subsidiary unless (i) the business to be conducted after such merger or consolidation or Investment shall be limited to the retail sales of recreational vehicles or boats and the sales of related products and services consistent with the business now being conducted by Borrowers, (ii) Borrowers shall give Lenders 60 days advance written notice thereof, (iii) upon completion of any such merger or consolidation or Investment there is no default or breach of any of the financial covenants contained in Section 6.01 hereof, and (iv) within 5 days after a Borrower's or a Subsidiary's acquisition or formation of any direct or indirect Subsidiary hereafter, Borrowers shall deliver to Lender a revised Exhibit C hereto and such new Subsidiary shall become a Borrower hereunder or such new Subsidiary shall execute a Guaranty Agreement and shall become a Guarantor hereunder. No Borrower nor any Subsidiary shall materially change the nature of its business as now conducted.

     6.09.  Insurance.  Except as otherwise required by Section 4.03 hereof,
            ---------
Borrowers shall, and shall cause the Subsidiaries to, (a) keep its insurable Properties adequately insured at all times by financially sound and reputable insurers to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses, (b) maintain in full force and effect public liability and workers compensation insurance, in amounts customary for such similar companies to cover normal risks, by insurers satisfactory to Lender, and (c) maintain such other insurance as may be required by Law or reasonably requested by Lender. Borrowers shall deliver evidence of renewal of each insurance policy on or before the date of its expiration, and from time to time shall deliver to Lender, upon demand, evidence of the maintenance of such insurance. Borrowers shall promptly deliver to Lender copies of all reports provided to insurers by it.

     6.10.  Inspection Rights. Borrowers shall, and shall cause the Subsidiaries
            -----------------
to, permit Lender, upon reasonable notice and during normal business hours, to examine and make copies of and abstracts from any of its books and records, to inspect its Properties and to discuss its affairs with any of its directors, officers, managerial employees or accountants, all as Lender may reasonably request. Upon twenty-four (24) hours notice to the Borrowers, Lender shall, at Borrowers' expense, have the right at any time to physically inspect and count all units of Inventory at each Borrower's location and the Borrower shall fully cooperate with Lender and its agents in connection therewith.

     6.11.  Records; Changes in GAAP.    Borrowers shall, and shall cause the
            ------------------------
Subsidiaries to, keep adequate books and records in conformity with GAAP. No Borrower or Subsidiary shall change its fiscal year nor change its method of financial accounting except in accordance with GAAP. In connection with any change in accounting methods resulting from a change in GAAP, Borrowers and Lender shall make appropriate alterations to the covenants set forth in Section
6.01 hereof, reflecting such change.

     6.12.  Reporting Requirements.  Borrowers shall furnish to Lender:
            ----------------------

            (a) As soon as available and in any event within 20 days after the end of each month, a balance sheet and statement of income of Borrowers and the Subsidiaries for such month and for the portion of the fiscal year ending with such month, prepared on a consolidated basis in accordance with GAAP in reasonable detail, and certified by an officer of the Borrowers (in a manner satisfactory to Lender) as fairly presenting the financial condition and results of operations of Borrowers and the Subsidiaries, together with a Compliance Certificate;

            (b) As soon as available but no later than three (3) business days after its 10-K Report is first due to be filed with the Securities and Exchange Commission under the rules of the exchange, an audited balance sheet and statements of income and cash flows of the Borrowers and the Subsidiaries for the preceding fiscal year, prepared on a consolidated basis in accordance with GAAP in reasonable detail and accompanied by an unqualified opinion of independent certified public accountants acceptable to Lender, together with a Compliance Certificate;

            (c) Commencing March 9, 2001, and continuing on the third Business Day of each week until, March 31, 2001, a weekly sales report for the prior calendar week in the form of Exhibit C hereof. Commencing April 3, 2001, every
                             ---------
third Business Day, a sales report for the prior three calendar days in the form of Exhibit C hereof. Time is of the essence;

            (d) Promptly upon receipt thereof, copies of all material reports or letters submitted to Borrowers or any of the Subsidiaries, by any auditors or accountants in connection with any annual, interim or special audit;

            (e) Promptly upon the filing thereof, copies of all filings made by any Borrower or any Subsidiary with the Securities and Exchange Commission;

            (f) As soon as possible and in any event within five Business Days after knowledge thereof by an officer of any Borrower, a notice of the occurrence of any Default or Event of Default, setting forth the details thereof, and the action being taken or proposed to be taken with respect thereto;

            (g) As soon as possible and in any event within five Business Days, notice of any Litigation pending or threatened against any Borrower or Subsidiary which, if determined adversely, could result in damages in excess of $500,000.00 or more in the aggregate or any other Material Adverse Change, together with a statement of an officer of the Borrowers describing the allegations of such Litigation, and the action being taken or proposed to be taken with respect thereto;

            (h) Promptly after filing or receipt thereof, copies of all reports and notices that any Borrower or any Subsidiary furnishes to or receives from any holders of any Debt or Contingent Liability relating to a material breach, default or event of default thereunder, or otherwise relating to any event or circumstance that could result in a material Default or material Event of Default;

            (i) Promptly upon request, such information concerning the, Accounts, Inventory, Borrowers', the Subsidiaries' financial condition, Properties, business, affairs or prospects, and other matters, as Lender may from time to time reasonably request;

            (j) Upon twenty-four (24) hour notice, Lender and its agents and consultants shall have the right to enter upon any premises used or occupied by any Borrower or Guarantor to inspect the books and records pertaining to any of the reports and information provided as required by Section 6.12 and the affected Borrower or Guarantor shall fully cooperate with such review; and

            (k) The Borrowers shall provide reasonable advance written notice to Lender of any proposed creation or authorization any new class of capital or preferred stock.

     6.13.  Transactions with Affiliates.  Except as permitted herein, Borrowers
            ----------------------------
shall not, and shall not permit any Subsidiary to, enter into or be party to a transaction with an Affiliate, except on terms no less favorable than could be obtained on an arm's-length basis with a Person that is not an Affiliate. Borrowers shall not, and shall not permit any Subsidiary to, make any loans or advances to any of its officers, shareholders or other Affiliates, except advances made for customary travel expenses incurred in the conduct of its business. Borrowers shall not, and shall not permit any Subsidiary to, make any loans or advances to any other Borrower or to any Subsidiary.

     6.14.  Dividends, Redemptions and Stock.  No Borrower nor any Subsidiary
            --------------------------------
shall, directly or indirectly, declare or pay any dividends on account of any shares of class of capital stock now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of capital stock (or set aside or otherwise deposit or invest any sums for such purpose).
Holiday RV may issue capital
or preferred stock which is subordinate to the rights of Lender; provided, such funds raised are used for ordinary and customary working capital purposes, to retire existing Debt, or acquisition of new dealerships. The stock may have a convertible feature so long at the same is at all times subordinate to the interests of Lender and the Debt associated therewith does not exceed the amount permitted by Section 6.02 and the requirements of Section 6.01.


                                  ARTICLE VII

                               EVENTS OF DEFAULT
                               -----------------

     7.01.  Events of Default.  Each of the following shall be an "Event of
            -----------------                                      --------
Default" hereunder, if the same shall occur for any reason whatsoever, whether
-------
voluntary or involuntary, by operation of Law or otherwise:

            (a) Any Borrower or Guarantor shall fail to pay any principal owing hereunder or under any other loan with Lender when due; or any Borrower or any Guarantor shall fail to pay any interest or other amounts payable under any Loan Papers, or any Borrower or Guarantor fails to comply with the requirements of
Section 3.03, Section 6.12(c), or Section 3.01(g.5);

            (b) Any material representation or warranty of any Borrower or any Guarantor made in connection with this Agreement or any transactions contemplated hereby shall be incorrect or misleading in any material respect when given;

            (c) Any Borrower or Guarantor shall fail to comply with the requirements of Section 6.12(i) or (j) or Section 6.10 and such non-compliance continues for two (2) days after notice from Lender;

            (d) Any Borrower or Guarantor shall fail to comply with the requirements of Section 6.12 (a) and such non-compliance continues for five (5) days after notice from Lender; or any Borrower or any Guarantor shall fail to perform or observe any other non-monetary term or covenant contained in any of their respective Loan Papers, and if such default is subject capable of being cured, such default shall not be cured within 15 days after the earlier of knowledge thereof by an officer of such Borrower or such Guarantor, as applicable, or after written notice of the default is delivered by Lender, but if the default is subject to cure and the cure is being diligently pursued with best efforts by appropriate means at the end of such 15 days, then Borrower or Guarantor, as applicable, shall have an additional 15 days thereafter to complete the cure;

            (e) Any provision of any Loan Papers shall, for any reason, not be valid and binding on any Borrower or any Guarantor; any Guarantor shall not have had full legal right, power and capacity to execute, deliver and perform under its Guaranty Agreement, when such Guaranty Agreement was delivered to Lender; any Guarantor shall not have been Solvent when it delivered its Guaranty Agreement to Lender; any Guarantor shall revoke, terminate or repudiate its Guaranty, or any Guaranty Agreement shall, for any reason, not be valid and binding on the applicable Guarantor; or any breach, default or Event of Default shall occur or exist under any Loan Papers after any applicable grace period;

            (f) Any of the following shall occur: (i) any Borrower, any Guarantor, or any Subsidiary shall make an assignment for the benefit of creditors, be insolvent or unable to pay its debts as they come due, cease doing business as a going concern or cease to be Solvent; (ii) any Borrower, any Guarantor or any Subsidiary shall petition any Governmental Body for the appointment of a trustee, receiver or liquidator of it or any of its assets, or shall commence any proceedings under any bankruptcy, reorganization, insolvency, moratorium, liquidation or other debtor relief Laws;
(iii) any petition shall be filed, or any such proceedings shall be commenced, against any Borrower or any Subsidiary under any such Laws and the same is not dismissed or otherwise discharged within 45 days, or an order, judgment or decree shall be entered approving such petition or appointing any trustee, receiver or liquidator for any Borrower, any Guarantor or any Subsidiary, or any of their assets; or (iv) any final order, judgment or decree shall be entered decreeing any Borrower's, any Guarantor's or any Subsidiary's dissolution, split-up or divestiture of assets;

            (g) Any lender(s) under any of the Debt shown on Exhibit A attached hereto aggregating $500,000 or more shall declare such Debt due and payable prior to its stated maturity, and such action shall result in a Material Adverse Change; any Borrower, any Guarantor or any Subsidiary shall fail to make any payment when due with respect to any other Debt or Contingent Liability of $500,000.00 or more in the aggregate, and such failure shall continue after any applicable grace period; any Borrower, any Guarantor or any Subsidiary shall fail to observe any term or condition of any agreement relating to any other Debt or Contingent Liability of $500,000.00 or more in the aggregate, and such failure shall continue after any applicable grace period; or any such other Debt or Contingent Liability shall be declared to be due and payable, or required to be prepaid, prior to the stated maturity thereof;

            (h) Any Borrower, any Guarantor or any Subsidiary shall have any final judgment(s) outstanding against them for the payment of $500,000.00 or more in the aggregate in excess of insurance, and such judgment(s) shall remain unstayed and unpaid for over 30 days;

            (i) There shall be an issuance of an order of attachment against any Borrower, any Guarantor or any Subsidiary or any material portion of their Properties, or there shall be damage to or destruction of a substantial part of any Borrower's, any Guarantor's or any Subsidiary's assets that is not covered by insurance;

            (j) Any investigation or proceeding shall be instituted against any Borrower, any Guarantor or any Subsidiary under or with respect to any Environmental Laws that could reasonably be expected to result in any penalty, fine, remediation costs or other damages of $500,000.00 or more in the aggregate in excess of insurance;

            (k) Lender shall determine that there has been a Material Adverse Change with respect to Holiday RV or County Line; or

            (l) An "Event of Default" or a "Default" shall occur under any agreement that any Borrower, any Guarantor or any Subsidiary may have with the Bank or Specialty or any affiliate thereof, and such Event of Default or Default is not cured within any applicable grace period.

     7.02.  Remedies Upon Default.  If an Event of Default described in Section
            ---------------------
7.01(e) hereof shall occur, all amounts owing to Lender shall, to the extent permitted by applicable Law, become immediately due and payable without any action by Lender, and without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind, all of which are hereby waived to the fullest extent permitted by Law. If any other Event of Default shall occur and be continuing, Lender may do any one or more of the following from time to time:

          (a) Declare all Advances, interest and other amounts owing to Lender immediately due and payable, whereupon they shall be due and payable without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind, all of which are hereby waived to the fullest extent permitted by Law;

          (b)  Terminate, suspend or reduce the Commitment;

          (c) Set-off against any or all liabilities or any Borrower or any Guarantor all money owed by Lender in any capacity to any Borrower or any Guarantor whether due or not due, and also set-off against all other liabilities of any Borrower or any Guarantor to Lender all money owed by Lender in any capacity to any Borrower or any Guarantor, and Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such Event of Default although made or entered on the books subsequent thereto; and/or

          (d) Exercise any other Rights afforded under any agreement, by Law, at equity or otherwise, including those Rights of a secured party under the Uniform Commercial Code in effect in any jurisdiction where the Collateral is kept. Lender also shall be entitled to enforce all of its rights and remedies with respect to the Additional Collateral and Deposit Account Collateral provided for hereunder or under the applicable documents pertaining to said collateral. Such Rights shall include the right to cancel any Committed Advances, to direct any Borrower to return any Inventory to a vendor or manufacturer thereof for credit or refund, to enter any Borrower's premises with or without legal process, but without force, and/or to take possession of and remove the Collateral, and books and records relating to the Collateral. At Lender's request during an Event of Default, each Borrower will assemble, prepare for removal and make available to Lender at a place to be designated by Lender which is reasonably convenient to both parties such items of the Collateral as Lender may from time to time request. During the continuance of an Event of Default, Lender may take control of any funds generated by the Collateral, notify Account obligors to make payment to an account or location designated by Lender, and in Lender's name or any Borrower's name, demand, collect, receipt for, settle, compromise, sue for, repossess, accept returns of, foreclose or realize upon any Collateral, including without limitation Accounts and related instruments and security therefor. Borrowers waive any and all rights that they may have to a notice prior to seizure by Lender of any Collateral. Ten days written notice of a public sale date or the date after which a private sale may occur shall be a reasonable notice. Lender shall not be chargeable with responsibility for the accuracy or validity of any document or for the existence or value of any Collateral, and shall not be liable for failure to collect any amounts owing on an Account or instrument. Borrowers waive all relief from all appraisement, valuation, deficiency or exemption laws now in force or hereafter enacted. LENDER SHALL NOT BE LIABLE FOR ANY ACT OR OMISSION (INCLUDING MISTAKES OR NEGLIGENT ACTS OF OMISSION) OF ITS OFFICERS, AGENTS OR EMPLOYEES, ABSENT ACTIVE NEGLIGENCE, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

  7.03.  Power of Attorney.  Each Borrower hereby irrevocably appoints Lender,
         -----------------
including any officer or employee of Lender as Lender may designate, as that Borrower's true and lawful attorney-in-fact with power of substitution to do the following acts on behalf of the Borrowers during the continuance of any Event of
Default: to prepare, execute and deliver in the name of the Borrowers security instruments, financing statements, lien filings and certificates of title relating to Collateral; to endorse any Borrower's name upon any notes, checks, drafts, money orders and other forms of instruments made payable to that Borrower and relating to Collateral; and generally to perform all acts and do all things necessary and proper in connection with the transactions contemplated hereby or in discharge of the powers hereby conferred, including the making of affidavits and the acknowledgment of instruments as fully as if done by a Borrower. The foregoing powers are coupled with an interest and shall be irrevocable, as long as the Commitment or any obligations of Borrowers to Lender remain outstanding.

  7.04.  Cumulative Rights.  All Rights available to Lender under the Loan
         -----------------
Papers shall be cumulative of and in addition to all other Rights under any other agreement, at Law or in equity. The acceptance by Lender at any time and from time to time of partial payment of any amount owing under any Loan Papers shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of an Event of Default shall be deemed to be a waiver of any Event of Default other than such Event of Default. No delay or omission by Lender in exercising any Right under the Loan Papers shall impair such Right or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Papers or otherwise.

  7.05.  Performance by Lender; Expenditures.  Should any covenant of Borrowers
         -----------------------------------
fail to be performed in accordance with the terms of the Loan Papers, Lender may, at its option, attempt to perform such covenant on behalf of Borrowers. It is expressly understood, however, that Lender does not assume and shall never have any liability or responsibility for the performance of any obligations of Borrowers. Any amounts expended or incurred by Lender in the performance of any such act or in the enforcement of this Agreement (including reasonable attorneys' fees) shall constitute part of the obligations secured hereunder, will bear interest at the default rate hereunder and will be payable upon demand.

  7.06.  Control.  None of the provisions hereof shall be deemed to give Lender
         -------
any right to exercise control over the affairs and/or management of any Borrower or any Subsidiary, which the parties agree is retained by each Borrower and Subsidiary.

                                 ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

  8.01.  Amendments, Waivers, and Novation.  No amendment or waiver of any
         ---------------------------------
provision of any Loan Papers, nor consent to any departure by any Borrower or any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Lender, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement shall not constitute a novation of the Existing Holiday RV Documents or Existing County Line Documents.

  8.02.  Notices.  Unless otherwise provided herein, all notices, demands and
         -------
other communications under the Loan Papers shall be in writing and shall be personally delivered, sent by telecopy or telex (answer back received), or sent by certified mail, postage prepaid, to the following addresses:

         (a) If to Borrowers, Subsidiaries or Guarantors:

             c/o Holiday RV Superstores, Inc.
             200 East Broward Blvd., Suite 920
             Ft. Lauderdale, Florida  33301
             Attention:  President
             Fax:    (954) 522-9906

         (b) If to Lender:

             Banc of America Specialty Finance, Inc.
             Bank of America, N.A.
             100 N. Tampa Street, Suite 1700
             Tampa, Florida  33602
             Attention:  Robert P. Thomas
             Fax:   (813) 276-7669

             With a copy to:

             Mark J. Wolfson
             Foley & Lardner
             100 N. Tampa Street, Suite 2700
             Tampa, Florida  33602
             Fax:   (813) 225-4119

or to such other address as any party shall hereafter designate in written notice to the other party. All notices, demands and other communications will be effective when so personally delivered (including by courier service) or sent by telecopy or telex, or five days after being so mailed; provided, however, that notices to Lender pursuant to Article II hereof shall only be effective when received.

  8.03.  Parties in Interest.  The Loan Papers shall bind and inure to the
         -------------------
benefit of the parties hereto, and their successors and assigns. Lender may from time to time assign its rights or obligations hereunder, but Borrowers may not assign or transfer its rights or obligations hereunder (whether voluntarily or by operation of Law), without the prior written consent of Lender.

  8.04.  Costs, Expenses and Taxes.  Borrowers, jointly and severally, agree to
         -------------------------
pay on demand (a) all costs and expenses (including reasonable attorneys' fees) of Lender in connection with any extension, modification, waiver or release of any Loan Papers, and (b) all costs and expenses of Lender incurred in any work-out, defense or enforcement of any Loan Papers, including reasonable attorneys' fees and the costs and expenses of environmental or other consultants.

Borrowers shall pay any stamp, debt, recordation, withholding and other Taxes payable in connection with any Loan Papers or payments thereunder (other than Taxes on the overall net income of Lender), and agree to save Lender harmless from and against all liabilities relating to any Taxes. All payments by Borrowers shall be made free and clear of and without deduction for any Taxes of any nature now or hereafter existing.

  8.05.  Indemnification by Borrowers.  BORROWERS, JOINTLY AND SEVERALLY, AGREE
         ----------------------------
TO INDEMNIFY, DEFEND AND HOLD HARMLESS LENDER, ITS AFFILIATES, AND ALL OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, AGENTS, SUCCESSORS, ATTORNEYS AND ASSIGNS, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM IN ANY WAY RELATING TO OR ARISING OUT OF ANY LOAN PAPERS, ANY TRANSACTION RELATED HERETO OR THERETO, OR ANY ACT, OMISSION OR TRANSACTION OF ANY BORROWER, ANY SUBSIDIARY, ANY GUARANTOR OR ANY OF THEIR AFFILIATES, OR ANY OF THEIR DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR REPRESENTATIVES; PROVIDED, HOWEVER, THAT BORROWERS SHALL NOT INDEMNIFY, DEFEND AND HOLD HARMLESS ANY INDEMNIFIED PERSON FOR LOSSES OR DAMAGES THAT COMPANY PROVES WERE CAUSED BY SUCH PERSON'S WILLFUL MISCONDUCT, GROSS NEGLIGENCE OR OTHER NEGLIGENCE. LENDER SHALL NOT BE LIABLE TO ANY BORROWER OR ANY SUBSIDIARY OR ANY GUARANTOR FOR ANY CONSEQUENTIAL DAMAGES. This indemnity shall survive repayment of Borrowers' obligations to Lender.

  8.06.  [INTENTIONALLY OMITTED]

  8.07.  Release of Claims.  AS A MATERIAL INDUCEMENT TO THE AGREEMENTS OF
         ------------------
LENDER IN THIS AGREEMENT, BORROWERS AND GUARANTORS, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, DO HEREBY FULLY RELEASE AND FOREVER DISCHARGE LENDER AND FLEETWOOD AND THEIR RESPECTIVE SUCCESSORS IN INTEREST, ASSIGNS, OFFICERS, DIRECTORS, STOCKHOLDERS, AGENTS, SERVANTS, EMPLOYEES, SUBSIDIARIES AND AFFILIATES, OF AND FROM ANY AND ALL PAST, PRESENT OR FUTURE CLAIMS, DEMANDS, OBLIGATIONS, ACTIONS, CAUSES OF ACTION, RIGHTS, DAMAGES, COSTS, EXPENSES AND COMPENSATION OF ANY NATURE WHATSOEVER, WHETHER BASED ON A TORT, CONTRACT, STATUTORY LIABILITY OR ANY OTHER THEORY OF RECOVERY, WHETHER KNOWN OR UNKNOWN, WHICH ANY BORROWER OR ANY GUARANTOR NOW HAS OR MAY HEREAFTER ACCRUE OR OTHERWISE ACQUIRE, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING UP TO THE DATE OF THIS AGREEMENT. TO THE EXTENT APPLICABLE, THE BORROWERS AND GUARANTORS HEREBY WAIVE ANY OF THEIR RIGHTS UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE.

  8.08.  Hazardous Waste Indemnification.  Borrowers, jointly and severally
         -------------------------------
shall indemnify and hold harmless Lender, its Affiliates, and all of their directors, officers, employees, representatives, agents, successors, attorneys and assigns, from and against any loss, damage, cost, expense or liability directly or indirectly arising out of or attributable to the use, generation, manufacture, treatment, production, storage, release, threatened release, discharge, disposal or presence of any Hazardous Materials on, under or about any Borrower's property or operations or property leased to any Borrower or, including but not limited to attorneys' fees (including the reasonable estimate of the allocated cost of in-house counsel and staff). This indemnity shall survive repayment of Borrowers obligations to Lender.

  8.09.  Disclaimer of Warranty.  BORROWERS ACKNOWLEDGE THAT LENDER HAS MADE NO
         ----------------------
EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO ANY INVENTORY OR OTHER COLLATERAL, INCLUDING ANY WARRANTY OF MERCHANTABILITY. BORROWERS IRREVOCABLY WAIVE ANY CLAIMS AGAINST LENDER WITH RESPECT TO THE INVENTORY AND OTHER COLLATERAL WHETHER FOR BREACH OF WARRANTY OR OTHERWISE. Any such claims shall not alter, diminish or otherwise impair any Borrower's or any Guarantor's liabilities or obligations to Lender under the Loan Papers. Lender does not assume any obligations of any Borrower relating to the Inventory, any Accounts, any contract obligations, or any other obligations or duties arising from the Collateral.

  8.10.  Rate Provision.  It is not the intention of any party to any Loan
         --------------
Papers to make an agreement violative of the Laws of any applicable jurisdiction relating to usury. In no event shall any Borrower or any Guarantor be obligated to pay any amount in excess of the maximum amount of interest permitted under applicable Law. If from any circumstance Lender shall ever receive anything of value deemed excess interest under applicable Law, an amount equal to such excess shall be applied to the reduction of the principal amount of outstanding Advances and any remainder shall be refunded to the payor.

  8.11.  Severability; Counterparts.  If any provision of any Loan Papers is
         --------------------------
held to be illegal, invalid or unenforceable under present or future Laws during the term thereof, such provision shall be fully severable, and the Loan Papers shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part thereof. This Agreement and the other Loan Papers may be executed in any number of counterparts.

  8.12.  Governing Law.  This Agreement and the other Loan Papers shall be
         -------------
governed by and construed in accordance with the laws of the State of Florida without consideration of conflict of laws principles; provided, however, that the law of the state where tangible collateral is located shall be applicable with respect to the enforcement of rights and remedies against said collateral to the extent such state's laws mandates that its laws control said enforcement. The state and federal courts located in Tampa, Florida, including the U.S. District Court for the Middle District of Florida, Tampa Division, shall have jurisdiction to determine any claim or dispute pertaining to this Agreement not subject to binding arbitration. The parties expressly submit and consent to such jurisdiction, and waive any claim of inconvenient forum.

  8.13   Multiple Borrowers.  If two or more Borrowers sign this Agreement, each
         ------------------
Borrower agrees as follows:

          (a) Each Borrower agrees that it is jointly and severally liable to Lender for the payment of all obligations arising under this Agreement, and that such liability is independent of the obligations of the other Borrowers. Lender may bring an action against any Borrower, whether an action is brought against the other Borrowers.

          (b) Each Borrower agrees that any release which may be given by Lender to the other Borrowers or any Guarantor will not release such Borrower from its obligations under this Agreement.

          (c) Each Borrower waives any right to assert against Lender any defense, setoff, counterclaim, or claims which such Borrower may have against the other Borrowers or any other party liable to Lender for the obligations of the Borrowers under this Agreement.

          (d) Each Borrower agrees that it is solely responsible for keeping itself informed as to the financial condition of the other Borrowers and of all circumstances which bear upon the risk of nonpayment. Each Borrower waives any right it may have to require Lender to disclose to such Borrower any information which Lender may now or hereafter acquire concerning the financial condition of the other Borrowers.

          (e) Each Borrower waives all rights to notices of default or nonperformance by any other Borrower under this Agreement. Each Borrower further waives all rights to notices of the existence or the creation of new indebtedness by any other Borrower.

          (f) The Borrowers represent and warrant to Lender that each will derive benefit, directly and indirectly, from the collection administration and availability of credit under this Agreement. The Borrowers agree that Lender will not be required to inquire as to the disposition by any Borrower of funds disbursed in accordance with the terms of this Agreement.

          (g) Each Borrower waives any right of subrogation, reimbursement, indemnification and contribution (contractual, statutory or otherwise), including without limitation, any claim or right of subrogation under the Bankruptcy Code (Title 11 of the U.S. Code) or any successor statute, which such Borrower may now or hereafter have against any other Borrower with respect to the indebtedness incurred under this Agreement. Each Borrower waives any right to enforce any remedy which Lender now has or may hereafter have against any other Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

          (h) Without intending to limit the affect of any other provisions of this Agreement, each Guarantor agrees that for purposes of this paragraph the term "Borrower" shall include each Guarantor.

  8.14.   Arbitration and Waiver of Jury Trial.
          ------------------------------------

          (a) This paragraph concerns the resolution of any controversies or claims between the Borrowers and Lender, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or related to: (i) this Agreement (including any renewals, extension or modifications); or (ii) any document related to this Agreement; (collectively, a "Claim").

          (b) At the request of any Borrower or Lender, any Claim (except as noted below) shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the "Act") and the then-current rules and procedures of the entity known as JAMS or any successor thereof ("JAMS") for the arbitration of large commercial disputes and terms of this paragraph. The Act will apply even through this Agreement provides that it is governed by the law of a specified state. The arbitration proceeding shall be administered by JAMS. The arbitrator shall permit at least one motion for summary judgment for each side in any arbitration proceeding and the Federal Rules of Evidence shall apply. The current version of JAMS rules and procedures are available on JAM's website at www.jamsadr.com or may be obtained from
                                  ---------------
writing to JAMS at 235 Peachtree Street, NE, Suite 600, Atlanta, Georgia, telephone number 404-558-0905 or 1-800-352-5267, facsimile number 404-588-0905.
In the event of any inconsistency, the terms of this paragraph shall control. Except for the initial filing fee which is paid for by the claimant, the Lender and Borrowers shall be equally responsible for and pay the expenses of the arbitration during the proceedings, but the arbitrator may order the losing party(ies) to reimburse the prevailing party(ies) for their share of the advanced arbitration expenses. If JAMS or its successor does not exist or no longer is in the business of providing arbitration services or JAMS refuses or fails to administer the same and provide arbitration services, then such arbitration shall be administered by the American Arbitration Association and its rules of large or complex commercial disputes shall apply with the modifications stated above applicable to arbitration by JAMS.

          (c) The arbitration shall be administered by JAMS and conducted in Hillsborough County, Florida. All Claims shall be determined by one arbitrator; however, if Claims exceed $5,000,000.00, upon the written request of both parties, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within 90 days of the demand for arbitration and close within 90 days of commencement and the award of the arbitrator(s), shall be issued within 30 days of the close of the hearing. However, the arbitrator(s) upon a showing of good cause, may extend the commencement of the hearing for up to an additional 60 days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and enforced.

          (d) The arbitrator(s) will have the authority to decide whether any Claim is barred by the statute of limitations and if so, to dismiss the arbitration on that basis. For purposes of the application of the statute of limitations, the service on JAMS under applicable JAMS rules of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s). The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this Agreement.

          (e) Anything in this paragraph or JAMS rules to the contrary notwithstanding, the agreement of the parties to arbitrate does not limit or affect the right of any Borrower, any Guarantor or the Lender to: (i) exercise self-help remedies, such as but not limited to, setoff, recoupment, repossession ; (ii) initiate judicial or nonjudicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights; (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies; or (v) enforce or defend its rights in a bankruptcy case of any

Borrower or Guarantor with respect to the Collateral.

          (f) The filing of a court action is not intended to constitute a waiver of the right of any Borrower or Lender, including the suing party, thereafter to require submittal of the Claim to arbitration.

  JURY TRIAL WAIVER. BY AGREEING TO BINDING ARBITRATION, THE PARTIES EXECUTING
  -----------------
THIS AGREEMENT IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEFENSE, OR DISPUTE WHATSOEVER, WHETHER BASED IN TORT, CONTRACT, STATUTE OR OTHERWISE, WHETHER AT LAW OR IN EQUITY. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM, DEFENSE, OR DISPUTE. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS AGREEMENT.

  8.15.  Entire Agreement.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL
         ----------------
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED, MODIFIED, OR OTHERWISE CHANGED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS, STATEMENTS OR REPRESENTATIONS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

  8.16.  Guarantors.  The Guarantors hereby join in and consent to the terms and
         ----------
conditions of this Agreement.

  IN WITNESS WHEREOF, this Loan and Security Agreement is executed as of the date first set forth above.



HOLIDAY RV SUPERSTORES, INC.
                                                   _______________________

By________________________                         _______________________
  Name:___________________
  Title:__________________


HOLIDAY RV SUPERSTORES OF SOUTH CAROLINA, INC.

By________________________                         _______________________
  Name:___________________
  Title:__________________                         _______________________


HOLIDAY RV SUPERSTORES WEST, INC.

By_________________________                                 _______________
  Name:____________________
  Title:___________________                                 _______________


HOLIDAY RV SUPERSTORES OF NEW MEXICO, INC.

By_________________________                                 _______________
  Name:____________________
  Title:___________________                                 _______________


COUNTY LINE SELECT CARS, INC.

By_________________________                                 _______________
  Name:____________________
  Title:___________________                                 _______________



BANC OF AMERICA SPECIALTY FINANCE, INC.

By_________________________                                 _______________
  Name:____________________
  Title:___________________                                 _______________


BANK OF AMERICA, N.A.

By_________________________                                 _______________
  Name:____________________
  Title:___________________                                 _______________

"GUARANTORS"

HOLIDAY RV RENTAL/LEASING, INC.

By_____________________________________              _____________________
  Name: _______________________________
  Title:_______________________________              _____________________

LITTLE VALLEY AUTO & RV SALES, INC.

By_____________________________________              _____________________
  Name: _______________________________
  Title: ______________________________              _____________________

HALL ENTERPRISES, INC.

By_____________________________________              _____________________
  Name: _______________________________
  Title: ______________________________              _____________________

HOLIDAY RV ASSURANCE SERVICES, INC.

By_____________________________________              _____________________
  Name: _______________________________
  Title: ______________________________              _____________________

RECREATION USA INSURANCE CORPORATION

By_____________________________________              _____________________
  Name: _______________________________
  Title: ______________________________              _____________________

HOLIDAY RV'S INSURANCE AGENCY, INC.

By_____________________________________              _____________________
  Name: _______________________________
  Title: ______________________________              _____________________

                                   Exhibit A
                                      To
                          Loan and Security Agreement

          Existing Debt, Liens, Litigation and Contingent Liabilities
          -----------------------------------------------------------

                                   Exhibit B
                                      To
                          Loan and Security Agreement

                          Subsidiaries and Guarantors
                          ---------------------------


Holiday RV Rental/Leasing, Inc., a Florida corporation, Little Valley Auto & RV Sales, Inc., a West Virginia corporation, Hall Enterprises, Inc., a Kentucky corporation, Holiday RV's Insurance Agency, Inc., an Arizona corporation, Holiday RV Assurance Service, Inc., an Arizona corporation and Recreation USA Insurance Corporation, a Florida corporation.

                                   Exhibit C
                                      To
                          Loan and Security Agreement

                              Weekly Sales Report
                              -------------------